UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2017
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Nuverra Environmental Solutions, Inc. (the “Company”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2017 (the “Prior Report”), on the effective date of the Company’s plan of reorganization, the Company’s pre-effective date directors, other than Mark D. Johnsrud, the Company’s Chairman and Chief Executive Officer, were deemed to have resigned and John B. Griggs, Michael Y. McGovern, and Charles K. Thompson were appointed to the Company’s board of directors (the “Board”). In addition, as disclosed in the Prior Report, Ascribe Capital LLC has the right to appoint one additional member to the Board at any time in its sole discretion.

On August 15, 2017, the Board appointed Mr. Griggs (Chair), Mr. McGovern, and Mr. Thompson to serve on the Audit Committee of the Board, and appointed Mr. Griggs and Mr. Thompson to serve on the Compensation and Nominating Committee of the Board. In addition, on August 15, 2017, the Compensation and Nominating Committee approved the terms of compensation for the Board. Each Board member will receive annual compensation of $100,000 in cash and an annual grant of stock options with a grant date value equal to $50,000. The options will have an exercise price equal to the fair market value of the underlying common stock on the date of grant and will vest in three equal installments over the first three anniversaries of the grant date. In addition, the Board approved additional annual cash compensation for the Chair of the Audit Committee and the Chair of the Compensation and Nominating Committee in the amounts of $15,000 and $10,000, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: August 21, 2017	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb Title: Executive Vice President and Chief Legal Officer